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                                                   FILED PURSUANT TO RULE 497(e)
                                                      1933 ACT FILE NO. 33-33617
                                                     1940 ACT FILE NO. 811-06051

                                 GALAXY FUND II
                                 (THE "TRUST")

                            LARGE COMPANY INDEX FUND
                            SMALL COMPANY INDEX FUND
                               UTILITY INDEX FUND
                            U.S. TREASURY INDEX FUND
                              MUNICIPAL BOND FUND

                        SUPPLEMENT DATED JANUARY 4, 2000
                                     TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 30, 1999

    On December 1, 1999, all of the outstanding stock of First Data Investor Services Group, Inc. ("Investor Services Group"), the Trust's sub-administrator and transfer agent, was acquired by PFPC Trust Company (the "Transaction"). PFPC Trust Company is a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of PNC Bank Corp. Also on December 1, 1999 and as a part of the Transaction, PFPC Inc., an indirect wholly-owned subsidiary of PNC Bank Corp., was merged into Investor Services Group, which then changed its name to PFPC Inc.

    In connection with the Transaction, on December 1, 1999, Provident Distributors, Inc. ("PDI") became the distributor of the Trust's shares. PDI is a registered broker/dealer with its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428-2961.

    There are no changes to the phone numbers or addresses for shareholder inquiries or investments.

SAIIDX1